Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the accompanying Quarterly Report of Noble Midstream Partners LP (the “Partnership”) on Form 10-Q for the period ended March 31, 2021 (the “Report”), I, Robin H. Fielder, Chief Executive Officer of the Partnership, hereby certify that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	May 4, 2021	/s/ Robin H. Fielder
Robin H. Fielder
President, Chief Executive Officer and Director